Summary Prospectus October 1, 2016 as amended June 12, 2017

Franklin K2
Long Short Credit Fund

Franklin Alternative Strategies Funds

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated October 1, 2016, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class C	Class R	Class R6	Advisor Class
FKLSX	FKLCX	FKLRX	FKLQX	FKLZX

Investment Goal

Total return through a combination of current income, capital preservation and capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 51 in the Fund's Prospectus and under “Buying and Selling Shares” on page 81 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific intermediaries is set forth in Appendix A - Intermediary Sales Charge Discounts and Waivers to the Fund's prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[1]	1.00%	None	None	None

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees	2.05%	2.05%	2.05%	2.05%	2.05%
Distribution and service (12b-1) fees	0.25%[1]	1.00%[1]	0.50%[1]	None	None
Other Expenses
Other expenses of the Fund	0.91%	0.91%	0.91%	0.90%	0.91%
Dividend expense and security borrowing fees for securities sold short	0.40%	0.40%	0.40%	0.40%	0.40%
Total annual Fund operating expenses	3.61%	4.36%	3.86%	3.35%	3.36%
Fee waiver and/or expense reimbursement[2]	-1.01%	-1.01%	-1.01%	-1.01%	-1.01%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[2]	2.60%	3.35%	2.85%	2.34%	2.35%

1. Class A, C and R distribution and service (12b-1) fees have been restated to reflect the maximum annual rate approved by the board of trustees. Other expenses have been restated to reflect current fiscal year fees due to differences in operating expense during the fund's initial year of operation.

2. The investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding Rule 12b-1 fees; acquired fund fees and expenses; expenses related to securities sold short; and certain non-routine expenses) for each class of the Fund do not exceed (and could be less than) 1.95% until September 30, 2017. In addition, the transfer agent has contractually agreed to waive or limit its transfer agency fees for Class R6 shares of the Fund so that transfer agency fees for that Class do not exceed 0.01% until September 30, 2017. The “Fee waiver and/or expense reimbursement” and “Total annual Fund operating expenses after fee waiver and/or expense reimbursement” line items have been restated to reflect the current fee waivers and/or expense reimbursements for the Fund for the upcoming fiscal year. Consequently, the Fund’s Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management as described above for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 823	$ 1,530	$ 2,256	$ 4,162
Class C	$ 438	$ 1,230	$ 2,133	$ 4,443
Class R	$ 288	$ 1,086	$ 1,902	$ 4,024
Class R6	$ 237	$ 936	$ 1,659	$ 3,572
Advisor Class	$ 238	$ 939	$ 1,664	$ 3,581
If you do not sell your shares:
Class C	$ 338	$ 1,230	$ 2,133	$ 4,443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 511.62% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment goal by allocating its assets across multiple non-traditional or “alternative” strategies in the fixed-income and credit areas, including, but not limited to, some or all of the following: Credit Long Short, Structured Credit and Emerging Market Fixed Income, each of which is described below. The Fund is structured as a multi-manager fund (meaning the Fund’s assets are managed by multiple sub-advisors) and the Fund’s investment manager, K2/D&S Management Co., L.L.C. (doing business as K2 Advisors; "K2 Advisors" or the "Investment Manager"), has overall responsibility for the Fund’s investments. The Investment Manager allocates the Fund’s assets among multiple sub-advisors who, as of the date of this prospectus, are unaffiliated with K2 Advisors (Sub-Advisors).

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in credit-related investments. For purposes of this 80% policy, “credit-related investments” include, but are not limited to: U.S. or foreign debt obligations of any credit quality, maturity or duration; all varieties of fixed income, variable rate and floating rate debt securities and investments; and derivatives, such as swap agreements, futures contracts and options, and other transactions and instruments that provide exposure to credit-related investments. The Fund invests in a wide range of securities and other investments including, but not limited to: corporate bonds; mortgage-backed securities and asset-backed securities; U.S. Government and agency securities; collateralized debt and loan obligations; foreign government and supranational debt securities; loans and loan participations and derivatives with similar economic characteristics. The Fund may also invest in mortgage dollar rolls, repurchase agreements, reverse repurchase agreements, mortgage real estate investment trusts (REITs) and other similar transactions.

The Fund may invest in securities and other investments that are traded in the United States or in markets outside of the United States, including those located in emerging markets. Up to 15% of the Fund’s net assets may be invested in illiquid investments. The Fund may invest in debt securities of any credit quality or rating, including high yield (“junk”) bonds, distressed debt securities (securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy) and securities that are in default. The Fund may engage in active and frequent trading as part of its investment strategies.

In pursuing its investment goal, the Fund takes long and/or short positions in a wide range of asset classes, including credit, fixed income, and currencies, among others. The Fund may gain long or short exposure to select instruments by utilizing derivatives, engaging in short sales or entering into a series of purchase and sale contracts or repurchase agreements. Long positions benefit from an increase in the price of the underlying instrument, while short positions benefit from a decrease in that price. In a short sale, the Fund borrows or purchases the instrument from a counterparty, such as a bank, broker or other institution. After selling a borrowed or purchased instrument, the Fund “covers” the short sale by buying the instrument and returning it to the counterparty at a later date. If the instrument has appreciated in value, the Fund will realize a loss. If the instrument has depreciated in value, the Fund will realize a gain.

Utilizing short sales, repurchase agreements or certain derivative instruments may involve costs and create leverage in the Fund’s portfolio. The Fund may also engage in reverse repurchase agreements with brokers, dealers, banks or other financial institutions, which would also create leverage in the Fund’s portfolio. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Fund then invests the proceeds of the reverse repurchase agreement in other instruments to generate profits. The use of leverage exaggerates the effect of any increase or decrease in the market price of securities in the Fund’s portfolio.

The Fund may also use derivatives for both hedging and non-hedging (investment) purposes, although no Sub-Advisor is required to hedge any of the Fund’s positions or to use derivatives. The Fund’s derivative investments may include, among other instruments: (i) forward currency contracts; (ii) futures contracts (including interest rate/bond futures, credit index, currency and currency index futures) and options thereon; (iii) put and call options on currencies, securities, indices and exchange-traded funds; and (iv) swaps (including total return, credit default, currency and interest rate swaps) and options thereon. The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select instruments, currencies, interest rates, countries, duration or credit risks. These derivatives may be used to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments. The results of such transactions may also represent, from time to time, a material component of the Fund’s investment returns. As a result of the Fund’s use of derivatives, the Fund may have economic leverage, which means the sum of the Fund’s investment exposures through its use of derivatives may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time.

The Investment Manager may from time to time use derivatives to adjust the Fund's exposure to certain asset classes in a manner consistent with its conditional risk overlay strategy (CRO Strategy).

Investment Management

The Investment Manager is responsible for allocating and re-allocating the Fund’s assets among the Sub-Advisors, for managing any portion of the Fund’s assets not otherwise allocated to a Sub-Advisor and for cash management. The Investment Manager’s quantitative and qualitative oversight of the Fund’s investment program aims to allocate assets among various strategies and select Sub-Advisors that it believes are well-positioned to capture unique investment opportunities while preserving capital.

The Investment Manager allocates among various investment strategies utilizing a top-down approach, generating the Fund’s strategy weightings by taking into account market conditions, risk factors, diversification, liquidity, transparency, and availability of various Sub-Advisors and other investment options, among other things. The Investment Manager allocates the Fund’s assets to specific Sub-Advisors utilizing a bottom-up approach, selecting Sub-Advisors and their weighting within the Fund’s portfolio by taking into account their correlation to various markets and to each other, risk profiles and their return expectations. From time to time, the Fund may have little or no assets allocated to any one particular strategy or Sub-Advisor in light of economic or other conditions, as determined by the Investment Manager in its sole discretion.

The Investment Manager intends to primarily allocate the Fund’s assets to Sub-Advisors that implement some or all of the following strategies:

Credit Long Short. Credit Long Short strategies are designed to profit from pricing inefficiencies in corporate fixed income and related securities. The strategies focus on total return through current income, capital preservation, and capital appreciation. Sub-Advisors take long and/or short positions in debt securities and other related instruments based on a fundamental analysis of the creditworthiness of a specific issuer or sector. By utilizing both long and short investments, Sub-Advisors seek to isolate issuer-specific exposure while limiting general market risks. A Sub-Advisor that employs this strategy may attempt to profit from investing in all aspects of a company’s capital structure or by investing in securities of companies undergoing corporate events through both long and short positions.

Structured Credit. Structured Credit strategies are designed to profit from trading in structured credit and other related securities. Investments include interest-rate sensitive securities such as residential and commercial mortgage-backed securities including agency residential mortgage-backed securities, REITS, credit default swaps on various indices, including tranches thereof, collateralized loan obligations and asset-backed securities (including those backed by student loans and aircraft operating leases).

Sub-Advisors attempt to take advantage of pricing inefficiencies in specific securities through both primary and secondary markets. Sub-Advisors employ both fundamental and technical analysis in identifying mispricings. These strategies typically feature long positions in individual securities and short positions in index products, which are intended to hedge out some portion of the broad market risk.

Emerging Market Fixed Income. Emerging Market Fixed Income strategies invest in corporate and/or sovereign securities in emerging markets countries with a focus on fixed income. Investments may also include foreign exchange and interest-rate sensitive securities, such as interest rate futures, swaps and swaptions. Sub-Advisors combine top-down country analysis with security-specific financial and legal analysis to identify mispriced assets. These strategies aim to manage and exploit the increased volatility characteristic of emerging markets.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Multi-Manager Approach   The Fund’s performance depends on the skill of the Investment Manager in selecting, overseeing, and allocating Fund assets to the Sub-Advisors. The Sub-Advisors’ investment styles may not always be complementary. Sub-Advisors make investment decisions independently of one another, and may make decisions that conflict with each other. Moreover, the Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those securities and the overall market environment. The Sub-Advisors may underperform the market generally or underperform other investment managers that could have been selected for the Fund.

Some Sub-Advisors may have little or no experience managing the assets of a registered investment company which, unlike the private investment funds these Sub-Advisors have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.

Management and Asset Allocation   The Fund is actively managed and could experience losses if the Investment Manager’s and Sub-Advisors’ judgment about markets, future volatility, interest rates, industries, sectors and regions or the attractiveness, relative values, liquidity, effectiveness or potential appreciation of particular investments made for the Fund’s portfolio prove to be incorrect. The Investment Manager’s allocation of Fund assets among different asset classes, Sub-Advisors and direct investments may not prove beneficial in light of subsequent market events. There can be no guarantee that these techniques or the Investment Manager’s and Sub-Advisors’ investment decisions will produce the desired results.

Credit   An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

High-Yield Debt Securities   Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Floating Rate Corporate Investments   The senior secured corporate loans and corporate debt securities in which the Fund invests may be rated below investment grade and are often issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. Loan investments issued in such transactions are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy. Although loan investments are generally subject to certain restrictive covenants in favor of the investors, many of these loans may from time to time be “covenant lite” loans which generally entail higher risk, since they tend to have fewer or no financial maintenance covenants and restrictions that would normally serve as early warning signs of a borrower’s financial troubles.

Liquidity   From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event and will also generally lower the value of a security or other investments. Market prices for such securities or other investments may be volatile.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Variable Rate Securities   Variable rate securities (which include floating rate debt securities) generally are less price sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline or not appreciate as quickly as expected when prevailing interest rates rise if the interest rates of the variable rate securities do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline. However, when interest rates fall, there may be a reduction in the payments of interest received by the Fund from its variable rate securities.

Derivative Instruments   The performance of derivative instruments depends largely on the performance of an underlying currency, security or index, and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund's portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund's initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform.

Borrowing and Leverage   Borrowing for investment purposes and leverage exaggerates the effect of any increase or decrease in the market price of securities in the Fund’s portfolio and may increase the volatility of the Fund. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Fund. The use of leverage increases the risk of loss in the Fund and, in some cases, may be theoretically unlimited.

Short Sales   Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. This would occur if the securities lender or counterparty to a repurchase agreement required the Fund to deliver the securities the Fund had borrowed/agreed to sell at the commencement of the short sale and the Fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. Also, engaging in short sales strategies subjects the Fund to additional credit risk if a party to the short sale fails to honor its contractual terms, causing a loss to the Fund.

Reverse Repurchase Agreements   Entering into reverse repurchase agreements creates leverage and may be viewed as the borrowing of money by the Fund. If the Fund reinvests the proceeds of a reverse repurchase agreement in securities that are at a rate lower than the cost of the reverse repurchase agreement, the Fund will experience a loss. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which the Fund is obligated to repurchase the security. In addition, reverse repurchase agreements involve the risk that a buyer of securities will become subject to bankruptcy or other insolvency proceedings.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Emerging Market Countries   The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Distressed Companies   Debt obligations of distressed companies typically are unrated, lower-rated, in default or close to default and are generally more likely to become worthless than the securities of more financially stable companies.

Prepayment   Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security's maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest. Also, if a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.

Mortgage Dollar Rolls   In a mortgage dollar roll, the Fund takes the risk that: the market price of the mortgage-backed securities will drop below their future purchase price; the securities that it repurchases at a later date will have less favorable market characteristics; the other party to the agreement will not be able to perform; the roll adds leverage to the Fund's portfolio; and, it increases the Fund's sensitivity to interest rate changes. In addition, investment in mortgage dollar rolls may increase the portfolio turnover rate for the Fund.

Portfolio turnover   The Investment Manager and/or the Sub-Advisors will sell a security or enter into or close out of a derivative position when they believe it is appropriate to do so, regardless of how long the Fund has held the instrument. These activities increase the Fund’s portfolio turnover and may increase the Fund’s transaction costs.

Income   Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds.

Mortgage-Backed and Asset-Backed Securities   Mortgage-backed securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. The Fund may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying mortgage loans. Because of prepayments, mortgage-backed securities may be less effective than some other types of debt securities as a means of "locking in" long-term interest rates and may have less potential for capital appreciation during periods of falling interest rates. A reduction in the anticipated rate of principal prepayments, especially during periods of rising interest rates, may increase or extend the effective maturity of mortgage-backed securities, making them more sensitive to interest rate changes, subject to greater price volatility, and more susceptible than some other debt securities to a decline in market value when interest rates rise.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage-backed securities, asset-backed securities are subject to prepayment and extension risks.

REITs   Mortgage REITs typically invest in residential and commercial mortgages and mortgage-backed securities and therefore are subject to the same risks as mortgage- and asset-backed securities including interest rate, credit and prepayment risk. In addition, a REIT’s performance depends on the types, values and locations of the properties for which it holds the mortgages. A REIT may be more susceptible to adverse developments affecting a market segment than more broadly diversified investments.

Collateralized Debt Obligations (CDOs)   The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests and may be affected by the performance of a CDO’s collateral manager. CDOs may be deemed to be illiquid securities and are subject to the risks of: lower investor protection than other securities; considerable price declines; the potential inadequacy of collateral securities; and subordination to other classes of the CDO.

Market   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Illiquid Securities   Certain securities are illiquid due to a limited trading market, financial weakness of the issuer, legal or contractual restrictions on resale or transfer, or are otherwise illiquid in the sense that they cannot be sold within seven days at approximately the price at which the Fund values them. Securities that are illiquid involve greater risk than securities with more liquid markets, including increased volatility. Illiquidity may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Extension   The market value of some debt securities (such as certain asset-backed and mortgage-backed securities) will be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. When that occurs, the effective maturity date of the Fund’s investment is extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument.

Impairment of Collateral   The value of the collateral of the Fund’s senior secured corporate loans and corporate debt securities may decline after the Fund invests and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund. Other risks include limited access to the collateral by the Fund in the event of a bankruptcy and difficulties liquidating the collateral.

Performance

The following bar chart and table provide some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. The bar chart shows the Fund's performance for the most recent calendar year for Class A shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

The secondary index in the table below shows how the Fund's performance compares to a group of securities that aligns more closely with the Fund's investment strategies.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	Q2'16	3.53%
Worst Quarter:	Q1'16	0.20%
As of March 31, 2017, the Fund's year-to-date return was 1.46%.

Average Annual Total Returns

For the periods ended December 31, 2016

	1 Year	Since Inception 9/8/2015
Franklin K2 Long Short Credit Fund - Class A
Return Before Taxes	2.11%	1.85%
Return After Taxes on Distributions	0.37%	0.04%
Return After Taxes on Distributions and Sale of Fund Shares	1.19%	0.58%
Franklin K2 Long Short Credit Fund - Class C	6.15%	5.45%
Franklin K2 Long Short Credit Fund - Class R	7.79%	6.00%
Franklin K2 Long Short Credit Fund - Class R6	8.33%	6.59%
Franklin K2 Long Short Credit Fund - Advisor Class	8.21%	6.56%
BofA Merrill Lynch US 3-Month Treasury Bill Index (index reflects no deduction for fees, expenses or taxes)	0.33%	0.28%
HFRX Fixed Income - Credit Index (index reflects no deduction for fees, expenses or taxes)	4.97%	0.60%

No one index is representative of the Fund's portfolio.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for Advisor Class and after-tax returns for other classes will vary.

Investment Manager

K2/D&S Management Co., L.L.C. (doing business as K2 Advisors)

Portfolio Managers

Charmaine Chin   Managing Director of K2 Advisors and portfolio manager of the Fund since inception (2015).

Jeff Schmidt   Managing Director of Portfolio Construction of K2 Advisors and portfolio manager of the Fund since inception (2015).

Robert Christian   Senior Managing Director, Head of Research of K2 Advisors and portfolio manager of the Fund since inception (2015).

David C. Saunders   Founding Managing Director and Chief Executive Officer of K2 Advisors and portfolio manager of the Fund since inception (2015).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin K2 Long Short Credit Fund

Investment Company Act file #811-22641
© 2017 Franklin Templeton Investments. All rights reserved.
948 PSUM 06/17	00152432